Income Taxes - Reconciliations of the Differences Between the PRC Statutory Income Tax Rate and the Group's Effective Income Tax Rate (Detail)
¥ / shares in Units, $ / shares in Units, ¥ in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2020 CNY (¥) ¥ / shares	Dec. 31, 2020 USD ($) $ / shares	Dec. 31, 2019 CNY (¥) ¥ / shares	Dec. 31, 2018 CNY (¥) ¥ / shares
Loss before income tax	¥ 483,146	$ 74,044	¥ (1,451,950)	¥ (401,111)
Income tax computed at respective applicable tax rate	66,044	10,122	(148,871)	(56,093)
Non-deductible expenses	72,256	11,073	87,021	2,548
Research and development expenses plus deduction	(60,776)	(9,314)	(9,254)	(6,762)
Changes in valuation allowance	(65,293)	(10,007)	71,104	62,029
Income Tax Expense	¥ 12,231	$ 1,874	¥ 0	¥ 1,722
Effect of tax holidays entitled by the PRC subsidiaries on basic income (loss) per share | (per share)	¥ 0.34	$ 0.05	¥ 9.55	¥ 3.07